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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 30, 2002


                                  CWABS, INC.
              ---------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                      333-97873                  95-4596514
-----------------------------      ------------------      ----------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)


      4500 Park Granada
      Calabasas, California                                     91302
------------------------------                             ----------------
   (Address of Principal                                      (Zip Code)
    Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------


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Item 5.  Other Events.
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         Filing of Certain Materials
         ----------------------------

         In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2002-4 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as
Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                        8.1 Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters.















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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 29, 2002 and prospectus supplement dated September 25, 2002, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-4.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWABS, INC.



                                         By: /s/ Celia Coulter
                                             ----------------------
                                         Name:    Celia Coulter
                                         Title:   Vice President



         Dated:  September 30, 2002


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         Exhibit Index

         Exhibit                                                          Page
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         8.1   Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters    5